Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Coast Casinos, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

•	the Annual Report of the Company on Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 9, 2004

/s/ Michael J. Gaughan

Michael J. Gaughan Chairman of the Board and Chief Executive Officer

/s/ Gage Parrish

Gage Parrish Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Coast Casinos, Inc. and will be retained by Coast Casinos, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.